Exhibit 10.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of February 16, 2016 (this “Amendment”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, individually, a “Borrower” and collectively, the “Borrowers”), the banks and other financial institutions identified as “Lenders” on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (“Agent”).
Background
A.    Parent, Borrowers, Agent and certain of the Lenders (“Existing Lenders”) have entered into a Third Amended and Restated Loan and Security Agreement, dated as of October 30, 2015 (as amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.
B.    Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Parent, Borrowers, Agent and Lenders hereto hereby agree as follows:
Agreement
1.Amendments to the Loan Agreement.
(a)    Interest Expense. The definition of “Interest Expense” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Interest Expense: with respect to Parent and its Subsidiaries on a consolidated basis, for any period of measurement, the interest expense (net of interest income to the extent not included in the calculation of EBITDA) for such period whether paid or accrued (excluding (i) the amortization of debt discounts, (ii) the amortization of all closing fees incurred with respect to the initial closing of or any amendment to (a) a Permitted ABS Transaction, (b) the HY Notes, (c) the Loan Documents and (d) any other documents evidencing Borrowed Money incurred after the Closing Date payable in connection with the incurrence of Debt to the extent included in

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interest expense, and including (x) commissions, discounts and other fees and charges incurred in respect of letters of credit, (y) the portion of any payments or accruals with respect to Capital Leases allocable to interest expense and (z) net payments and receipts (if any) pursuant to interest rate Hedging Agreements).
(b)    Cash Recovery Percent. The definition of “Cash Recovery Percent” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Cash Recovery Percent: the percent, calculated as of the end of the last day of each month, equal to the amount determined by dividing (i) the actual Gross Cash Collections received by Borrowers from payments made by Contract Debtors during the previous three (3) months by (ii) the sum of the Gross Contract Payments outstanding as of the beginning of the first day of each of the previous three (3) months. The Cash Recovery Percent shall be calculated based on the lower of (x) the Cash Recovery Percent determined based on the Owned Contract Portfolio, and (y) the Cash Recovery Percent determined based on the Managed Contract Portfolio; provided however, that for a period of 18 months after the closing of the Existing Securitization Facility or any other Permitted ABS Transaction that involves Contracts representing at least 97.5% of the value of all Contracts of Borrowers as of a certain cut-off date, the Cash Recovery Percent shall be determined based on the Managed Contract Portfolio.
2.    Representations and Warranties; No Default. Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Amendment that:
(i)    no Default or Event of Default exists; and
(ii)    its representations and warranties set forth in Section 9 of the Loan Agreement (as amended hereby) are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).
3.    Effectiveness. This Amendment (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by the Agent of:
(a)    Executed counterparts hereof from Parent, the Borrowers and each of the Required Lenders; and
(b)    A reaffirmation of its obligations under the Guaranty, duly executed by each Guarantor.

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4.    Binding Effect; Ratification
(a)    Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Parent, Borrowers and Lenders and their respective successors and assigns.
(b)    On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.
(c)    Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
5.    Miscellaneous. (i) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
(b)    All reasonable costs and expenses incurred by the Agent in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Borrowers.
(c)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.
(d)    This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PARENT:

CONN’S, INC.,
a Delaware corporation

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

BORROWERS:

CONN APPLIANCES, INC.,
a Texas corporation

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:    Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and a Lender

By: /s/ Carlos Gil
Name: Carlos Gil
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Jennifer Heard
Name:     Jennifer Heard
Title: Authorized Officer

REGIONS BANK,
as a Lender

By: /s/ Evie Krimm
Name: Evie Krimm
Title: Vice President

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Nadia Mitevska
Name: Nadia Mitevska
Title: Vice President

BOKF, NA dba Bank of Texas,
as a Lender

By: Marian Livingston
Name: Marian Livingston
Title: Senior Vice President

COMPASS BANK,
as a Lender

By: Michael Sheff
Name: Michael Sheff
Title: Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mark L. Wayne
Name: Mark L. Wayne
Title: SVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Daniel McCarthy
Name:     Daniel McCarthy
Title: Vice President

SYNOVUS BANK,
as a Lender

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

MB FINANCIAL BANK, N.A.,
as a Lender

By: /s/ Pavo Hrkac
Name: Pavo Hrkac
Title: AVP

CATHAY BANK,
as a Lender

By: /s/ Humberto Campos
Name: Humberto Campos
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK,
as a Lender

By: /s/ Richard Miller
Name:     Richard Miller
Title: Senior Vice President

By: /s/ Dionne S. Rice
Name: Dionne S. Rice
Title: First Vice President

GREEN BANK, N.A.,
as a Lender

By: Vishakha S. Deora
Name: Vishakha S. Deora
Title: Senior Vice President

CITY NATIONAL BANK,
as a Lender

By: /s/ David Knoblauch
Name:     David Knoblauch
Title: SVP